INVESTOR FINANCIAL SUPPLEMENT
September 30, 2023

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of October 25, 2023
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A1
	Navigators Insurance Company	A+	A+	NR

- Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
http://www.thehartford.com	NR - Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations
Phone (860) 547-6233	- The Hartford Financial Services Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively. This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

On January 1, 2023, the Company adopted the Financial Accounting Standards Board's ("FASB") long-duration targeted improvements ("LDTI") guidance, which was applied on a modified retrospective basis as of January 1, 2021. Impacted prior periods in this document have been restated to reflect the adoption of LDTI. For additional information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Condensed Consolidated Financial Statements in the Company's most recent Quarterly Report on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
HIGHLIGHTS
Net income	$651	$547	$535	$592	$340	$444	$443	$1,733	$1,227
Net income available to common stockholders [1]	$645	$542	$530	$587	$334	$439	$438	$1,717	$1,211
Core earnings*	$708	$588	$536	$749	$472	$716	$559	$1,832	$1,747
Total revenues	$6,168	$6,049	$5,910	$6,016	$5,580	$5,373	$5,393	$18,127	$16,346
Total assets	$74,516	$73,895	$74,249	$73,008	$71,786	$72,395	$75,255
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$2.12	$1.75	$1.69	$1.85	$1.04	$1.34	$1.32	$5.55	$3.70
Core earnings*	$2.32	$1.90	$1.71	$2.36	$1.47	$2.19	$1.68	$5.92	$5.34
Diluted earnings per common share
Net income available to common stockholders	$2.09	$1.73	$1.66	$1.82	$1.02	$1.32	$1.30	$5.48	$3.65
Core earnings*	$2.29	$1.88	$1.68	$2.32	$1.45	$2.16	$1.66	$5.84	$5.27
Weighted average common shares outstanding (basic)	304.6	309.4	314.0	317.5	322.1	327.4	332.3	309.3	327.3
Dilutive effect of stock compensation	4.4	3.9	4.6	5.1	4.2	4.4	5.0	4.3	4.5
Weighted average common shares outstanding and dilutive potential common shares (diluted)	309.0	313.3	318.6	322.6	326.3	331.8	337.3	313.6	331.8
Common shares outstanding	302.4	307.1	311.8	315.1	319.5	324.7	330.7
Book value per common share	$44.13	$45.00	$44.92	$42.34	$39.64	$42.84	$47.04
Per common share impact of accumulated other comprehensive income [2]	13.82	11.47	10.44	12.19	13.70	10.01	5.17
Book value per common share (excluding AOCI)*	$57.95	$56.47	$55.36	$54.53	$53.34	$52.85	$52.21
Book value per diluted share	$43.50	$44.43	$44.27	$41.67	$39.13	$42.27	$46.34
Per diluted share impact of AOCI	13.62	11.33	10.28	11.99	13.52	9.87	5.09
Book value per diluted share (excluding AOCI)*	$57.12	$55.76	$54.55	$53.66	$52.65	$52.14	$51.43
Common shares outstanding and dilutive potential common shares	306.8	311.0	316.4	320.2	323.7	329.1	335.7
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	17.7%	14.4%	12.8%	11.7%	12.8%	13.1%	15.5%
Core earnings ROE*	14.9%	13.6%	14.3%	14.5%	14.3%	14.0%	14.8%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Earned premiums	$5,310	$5,220	$5,063	$5,019	$4,910	$4,810	$4,651	$15,593	$14,371
Fee income	330	328	319	318	328	341	362	977	1,031
Net investment income	597	540	515	640	487	541	509	1,652	1,537
Net realized gains (losses)	(90)	(64)	(7)	22	(166)	(338)	(145)	(161)	(649)
Other revenues	21	25	20	17	21	19	16	66	56
Total revenues	6,168	6,049	5,910	6,016	5,580	5,373	5,393	18,127	16,346
Benefits, losses and loss adjustment expenses	3,543	3,580	3,482	3,537	3,407	3,074	3,120	10,605	9,601
Amortization of deferred policy acquisition costs ("DAC")	517	502	491	473	464	450	437	1,510	1,351
Insurance operating costs and other expenses	1,226	1,225	1,216	1,200	1,206	1,225	1,210	3,667	3,641
Interest expense	50	50	50	50	50	51	62	150	163
Amortization of other intangible assets	18	17	18	18	18	17	18	53	53
Restructuring and other costs [1]	1	3	—	3	3	2	5	4	10
Total benefits, losses and expenses	5,355	5,377	5,257	5,281	5,148	4,819	4,852	15,989	14,819
Income before income taxes	813	672	653	735	432	554	541	2,138	1,527
Income tax expense	162	125	118	143	92	110	98	405	300
Net income [2]	651	547	535	592	340	444	443	1,733	1,227
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income available to common stockholders	645	542	530	587	334	439	438	1,717	1,211
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	76	53	7	(22)	166	336	146	136	648
Restructuring and other costs, before tax [1]	1	3	—	3	3	2	5	4	10
Loss on extinguishment of debt, before tax	—	—	—	—	—	9	—	—	9
Integration and other non-recurring M&A costs, before tax [3]	2	2	2	5	5	6	5	6	16
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	229	—	—	—	—	—
Income tax benefit [4]	(16)	(12)	(3)	(53)	(36)	(76)	(35)	(31)	(147)
Core earnings [2]	$708	$588	$536	$749	$472	$716	$559	$1,832	$1,747
[1]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[2]Adopting LDTI resulted in an after tax increase (decrease) to net income and core earnings of $3, $1, $2 and $(2) for the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.
[3]Includes integration costs in connection with the 2019 acquisition of Navigators Group and 2017 acquisition of Aetna's group life and disability business.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net income (loss):
Commercial Lines	$519	$458	$421	$566	$286	$389	$383	$1,398	$1,058
Personal Lines	(12)	(60)	(1)	44	(36)	6	77	(73)	47
Property & Casualty Other Operations ("P&C Other Operations")	9	9	6	(184)	6	(20)	8	24	(6)
Property & Casualty ("P&C")	516	407	426	426	256	375	468	1,349	1,099
Group Benefits	146	121	92	143	86	106	(8)	359	184
Hartford Funds	41	45	41	45	41	34	42	127	117
Sub-total	703	573	559	614	383	515	502	1,835	1,400
Corporate	(52)	(26)	(24)	(22)	(43)	(71)	(59)	(102)	(173)
Net income	651	547	535	592	340	444	443	1,733	1,227
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income available to common stockholders	$645	$542	$530	$587	$334	$439	$438	$1,717	$1,211

Core earnings (loss):
Commercial Lines	$542	$493	$436	$562	$363	$544	$456	$1,471	$1,363
Personal Lines	(8)	(57)	—	42	(28)	21	84	(65)	77
P&C Other Operations	11	10	8	(5)	10	(13)	11	29	8
P&C	545	446	444	599	345	552	551	1,435	1,448
Group Benefits	170	133	90	144	117	163	6	393	286
Hartford Funds	45	44	37	39	47	44	50	126	141
Sub-total	760	623	571	782	509	759	607	1,954	1,875
Corporate	(52)	(35)	(35)	(33)	(37)	(43)	(48)	(122)	(128)
Core earnings	$708	$588	$536	$749	$472	$716	$559	$1,832	$1,747

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Sept 30 2023	Dec 31 2022	Sept 30 2023	Dec 31 2022	Sept 30 2023	Dec 31 2022	Sept 30 2023	Dec 31 2022	Sept 30 2023	Dec 31 2022
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$30,061	$28,222	$7,720	$7,736	$—	$—	$181	$273	$37,962	$36,231
Fixed maturities, at fair value using the fair value option	275	275	57	58	—	—	—	—	332	333
Equity securities, at fair value	466	1,194	98	308	117	115	197	184	878	1,801
Mortgage loans, net	4,404	4,346	1,612	1,654	—	—	—	—	6,016	6,000
Limited partnerships and other alternative investments	3,680	3,311	984	866	—	—	—	—	4,664	4,177
Other investments	152	137	8	7	8	15	—	—	168	159
Short-term investments	1,752	2,475	317	325	246	202	985	857	3,300	3,859
Total investments	40,790	39,960	10,796	10,954	371	332	1,363	1,314	53,320	52,560
Cash	91	193	10	27	7	6	3	3	111	229
Restricted cash	62	104	8	11	—	—	—	—	70	115
Premiums receivable and agents’ balances, net	4,944	4,369	591	580	—	—	—	—	5,535	4,949
Reinsurance recoverables, net [2]	6,467	6,455	249	250	—	—	247	259	6,963	6,964
Deferred policy acquisition costs ("DAC")	1,091	966	33	32	—	—	—	—	1,124	998
Deferred income taxes	919	902	116	58	7	8	444	469	1,486	1,437
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	780	808	57	57	8	9	49	53	894	927
Other intangible assets	348	370	367	398	10	10	—	—	725	778
Other assets	1,561	1,356	233	188	83	89	500	507	2,377	2,140
Total assets	$57,831	$56,261	$13,183	$13,278	$667	$635	$2,835	$2,834	$74,516	$73,008
Unpaid losses and loss adjustment expenses	$33,453	$33,083	$8,233	$8,160	$—	$—	$—	$—	$41,686	$41,243
Reserves for future policy benefits [2]	—	—	299	319	—	—	164	183	463	502
Other policyholder funds and benefits payable [2]	—	—	412	419	—	—	233	239	645	658
Unearned premiums	8,636	7,779	44	36	—	—	—	—	8,680	7,815
Debt	—	—	—	—	—	—	4,361	4,357	4,361	4,357
Other liabilities	2,762	2,434	191	254	142	143	1,907	1,926	5,002	4,757
Total liabilities	44,851	43,296	9,179	9,188	142	143	6,665	6,705	60,837	59,332
Common stockholders' equity, excluding AOCI*	15,233	14,977	4,653	4,623	525	492	(2,888)	(2,909)	17,523	17,183
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(2,253)	(2,012)	(649)	(533)	—	—	(1,276)	(1,296)	(4,178)	(3,841)
Total stockholders' equity	12,980	12,965	4,004	4,090	525	492	(3,830)	(3,871)	13,679	13,676
Total liabilities and stockholders' equity	$57,831	$56,261	$13,183	$13,278	$667	$635	$2,835	$2,834	$74,516	$73,008
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of approximately $1.0 billion as of September 30, 2023 and December 31, 2022, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold in May 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022
DEBT
Short-term debt	$—	$—	$—	$—	$—	$—	$591
Senior notes	3,862	3,861	3,859	3,858	3,857	$3,856	$3,855
Junior subordinated debentures	499	499	499	499	499	499	499
Total debt	$4,361	$4,360	$4,358	$4,357	$4,356	$4,355	$4,945
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$13,679	$14,152	$14,340	$13,676	$12,999	$14,245	$15,890
Less: Preferred stock	334	334	334	334	334	334	334
Less: AOCI	(4,178)	(3,524)	(3,254)	(3,841)	(4,377)	(3,249)	(1,710)
Common stockholders' equity, excluding AOCI	$17,523	$17,342	$17,260	$17,183	$17,042	$17,160	$17,266
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$18,040	$18,512	$18,698	$18,033	$17,355	$18,600	$20,835
Total capitalization, excluding AOCI, net of tax*	$22,218	$22,036	$21,952	$21,874	$21,732	$21,849	$22,545
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	24.2%	23.6%	23.3%	24.2%	25.1%	23.4%	23.7%
Total debt to capitalization, excluding AOCI*	19.6%	19.8%	19.9%	19.9%	20.0%	19.9%	21.9%
Total debt and preferred stock to capitalization, including AOCI	26.0%	25.4%	25.1%	26.0%	27.0%	25.2%	25.3%
Total debt and preferred stock to capitalization, excluding AOCI*	21.1%	21.3%	21.4%	21.4%	21.6%	21.5%	23.4%
Total rating agency adjusted debt to capitalization [1] [2]	25.7%	25.0%	24.7%	25.7%	27.4%	25.7%	25.1%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	13.6:1	12.8:1	12.6:1	10.1:1	8.9:1	8.9:1	8.0:1
[1]The leverage calculation reflects adjustments, as applicable, related to defined benefit plans' unfunded pension liability, lease liabilities and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion and $0.5 billion as of September 30, 2023 and 2022, respectively.
[2]Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
SEPTEMBER 30, 2023

	P&C	GROUP BENEFITS
U.S. statutory net income [1][2]	$1,259	$446
U.S. statutory capital [2][3][4]	$12,274	$2,628
U.S. GAAP adjustments [2]:
DAC	1,050	33
Non-admitted deferred tax assets [5]	224	150
Deferred taxes [6]	(52)	(192)
Goodwill	141	723
Other intangible assets	43	367
Non-admitted assets other than deferred taxes	910	75
Asset valuation and interest maintenance reserve	—	311
Benefit reserves	(88)	380
Unrealized gains (losses) on investments	(2,716)	(1,053)
Deferred gain on retroactive reinsurance agreements [7]	(762)	—
Other, net	962	582
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	11,986	4,004
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	994	—
Total U.S. GAAP stockholders’ equity	$12,980	$4,004
[1]Statutory net income is for the nine months ended September 30, 2023.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital."
[4]The statutory capital for property and casualty insurance subsidiaries in this table does not include the value of an intercompany note owed by Hartford Holdings, Inc. ("HHI") to Hartford Fire Insurance Company.
[5]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[6]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[7]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and asbestos and environmental adverse development cover ("A&E ADC") agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022
Net unrealized gain (loss) on fixed maturities, AFS [1]	$(2,948)	$(2,277)	$(2,008)	$(2,594)	$(3,038)	$(1,858)	$(261)
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(9)	(10)	(13)	(7)	(7)	(2)	(2)
Net gains on cash flow hedging instruments	27	31	48	40	69	30	5
Total net unrealized gain (loss)	(2,930)	(2,256)	(1,973)	(2,561)	(2,976)	(1,830)	$(258)
Foreign currency translation adjustments	35	36	33	31	14	33	41
Liability for future policy benefits adjustments [1]	47	32	27	35	37	13	(16)
Pension and other postretirement plan adjustments	(1,330)	(1,336)	(1,341)	(1,346)	(1,452)	(1,465)	(1,477)
Total AOCI [1]	$(4,178)	$(3,524)	$(3,254)	$(3,841)	$(4,377)	$(3,249)	$(1,710)
[1]Adopting LDTI, including removing shadow adjustments formerly reported in net unrealized gain (loss) on fixed maturities, AFS as well as the liability for future policy benefits adjustments, resulted in an after tax increase (decrease) to total AOCI of $35, $37, $13 and $(11) as of December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Written premiums	$3,872	$3,979	$3,856	$3,428	$3,583	$3,592	$3,516	$11,707	$10,691
Change in unearned premium reserve	137	333	351	(93)	131	251	310	821	692
Earned premiums	3,735	3,646	3,505	3,521	3,452	3,341	3,206	10,886	9,999
Fee income	18	17	18	17	18	17	17	53	52
Losses and loss adjustment expenses
Current accident year before catastrophes	2,255	2,216	2,085	2,081	2,070	1,944	1,833	6,556	5,847
Current accident year catastrophes [1]	184	226	185	135	293	123	98	595	514
Prior accident year development [2]	(43)	(39)	—	183	(53)	(58)	(36)	(82)	(147)
Total losses and loss adjustment expenses	2,396	2,403	2,270	2,399	2,310	2,009	1,895	7,069	6,214
Amortization of DAC	509	493	482	466	456	441	428	1,484	1,325
Underwriting expenses	601	616	604	598	610	606	577	1,821	1,793
Amortization of other intangible assets	8	7	8	8	8	7	8	23	23
Dividends to policyholders	16	7	8	8	7	7	7	31	21
Underwriting gain*	223	137	151	59	79	288	308	511	675
Net investment income	460	415	392	469	360	407	382	1,267	1,149
Net realized gains (losses)	(45)	(57)	(23)	3	(110)	(225)	(104)	(125)	(439)
Net servicing and other income (expense)	5	7	6	2	3	2	(2)	18	3
Income before income taxes	643	502	526	533	332	472	584	1,671	1,388
Income tax expense	127	95	100	107	76	97	116	322	289
Net income	516	407	426	426	256	375	468	1,349	1,099
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	35	48	23	(3)	109	222	106	106	437
Integration and other non-recurring M&A costs, before tax	1	2	—	3	3	4	3	3	10
Change in deferred gain on retroactive reinsurance, before tax [2]	—	—	—	229	—	—	—	—	—
Income tax expense (benefit) [3]	(7)	(11)	(5)	(56)	(23)	(49)	(26)	(23)	(98)
Core earnings	$545	$446	$444	$599	$345	$552	$551	$1,435	$1,448
ROE
Net income available to common stockholders [4]	17.6%	13.8%	12.8%	12.7%	15.2%	15.7%	18.4%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1.1%	1.8%	3.3%	4.0%	2.8%	1.2%	(1.3%)
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax [2]	2.5%	2.3%	2.2%	2.1%	1.6%	1.8%	2.1%
Income tax expense (benefit) [3]	(0.8%)	(0.9%)	(1.3%)	(1.4%)	(1.0%)	(0.7%)	(0.3%)
Impact of AOCI, excluded from core earnings ROE	(4.3%)	(2.6%)	(1.6%)	(0.9%)	(1.0%)	(0.2%)	0.6%
Core earnings [4]	16.2%	14.5%	15.5%	16.6%	17.7%	17.9%	19.6%
[1]The three months ended September 30, 2022 included $214 of losses, net of reinsurance, from Hurricane Ian, including $133 in Commercial Lines and $81 in Personal Lines.
[2]Prior accident year development does not include a benefit for the portion of ceded losses in excess of ceded premium paid under ADC agreements, which is recognized as a deferred gain under retroactive reinsurance accounting.
[3]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[4]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Workers’ compensation	$(61)	$(52)	$(61)	$(61)	$(58)	$(40)	$(45)	$(174)	$(143)
Workers' compensation discount accretion	10	11	11	9	9	9	9	32	27
General liability	11	16	12	23	—	21	12	39	33
Marine	—	(2)	1	—	5	(3)	—	(1)	2
Package business	(10)	(3)	(5)	(4)	(11)	(13)	(11)	(18)	(35)
Commercial property	2	(5)	5	6	4	(6)	(15)	2	(17)
Professional liability	—	(3)	—	(2)	—	(9)	—	(3)	(9)
Bond	—	12	—	(28)	—	(4)	—	12	(4)
Assumed reinsurance	2	15	2	7	—	—	12	19	12
Automobile liability - Commercial Lines	—	6	—	15	11	12	—	6	23
Automobile liability - Personal Lines	—	—	—	—	(9)	—	(5)	—	(14)
Homeowners	—	2	(1)	1	(2)	—	—	1	(2)
Net asbestos and environmental reserves	—	—	—	—	—	—	—	—	—
Catastrophes	—	(44)	—	(30)	(2)	(27)	(3)	(44)	(32)
Uncollectible reinsurance	1	4	8	—	(3)	6	—	13	3
Other reserve re-estimates	2	4	28	18	3	(4)	10	34	9
Prior accident year development before change in deferred gain	(43)	(39)	—	(46)	(53)	(58)	(36)	(82)	(147)
Change in deferred gain on retroactive reinsurance included in other liabilities	—	—	—	229	—	—	—	—	—
Total prior accident year development	$(43)	$(39)	$—	$183	$(53)	$(58)	$(36)	$(82)	$(147)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
UNDERWRITING GAIN	$223	$137	$151	$59	$79	$288	$308	$511	$675
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	60.4	60.8	59.5	59.1	60.0	58.2	57.2	60.2	58.5
Current accident year catastrophes	4.9	6.2	5.3	3.8	8.5	3.7	3.1	5.5	5.1
Prior accident year development	(1.2)	(1.1)	—	5.2	(1.5)	(1.7)	(1.1)	(0.8)	(1.5)
Total losses and loss adjustment expenses	64.1	65.9	64.8	68.1	66.9	60.1	59.1	64.9	62.1
Expenses [1]	29.5	30.1	30.7	30.0	30.6	31.0	31.1	30.1	30.9
Policyholder dividends	0.4	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.2
Combined ratio	94.0	96.2	95.7	98.3	97.7	91.4	90.4	95.3	93.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(3.7)	(5.1)	(5.3)	(9.0)	(7.0)	(2.0)	(2.0)	(4.7)	(3.6)
Underlying combined ratio *	90.3	91.1	90.4	89.3	90.8	89.4	88.5	90.6	89.6
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Written premiums	$3,003	$3,177	$3,109	$2,733	$2,780	$2,836	$2,809	$9,289	$8,425
Change in unearned premium reserve	52	291	343	(34)	77	221	323	686	621
Earned premiums	2,951	2,886	2,766	2,767	2,703	2,615	2,486	8,603	7,804
Fee income	11	10	10	10	10	10	9	31	29
Losses and loss adjustment expenses
Current accident year before catastrophes	1,669	1,638	1,564	1,542	1,555	1,467	1,395	4,871	4,417
Current accident year catastrophes [1]	115	123	138	114	179	67	81	376	327
Prior accident year development	(46)	(38)	(23)	(68)	(42)	(88)	(33)	(107)	(163)
Total losses and loss adjustment expenses	1,738	1,723	1,679	1,588	1,692	1,446	1,443	5,140	4,581
Amortization of DAC	451	436	424	408	399	385	371	1,311	1,155
Underwriting expenses	460	469	456	461	455	447	425	1,385	1,327
Amortization of other intangible assets	7	7	7	8	7	7	7	21	21
Dividends to policyholders	16	7	8	8	7	7	7	31	21
Underwriting gain	290	254	202	304	153	333	242	746	728
Net investment income	395	364	338	411	315	356	333	1,097	1,004
Net realized losses	(38)	(51)	(19)	(1)	(95)	(198)	(91)	(108)	(384)
Other income (expense) [2]	2	—	—	(2)	(3)	(1)	(6)	2	(10)
Income before income taxes	649	567	521	712	370	490	478	1,737	1,338
Income tax expense	130	109	100	146	84	101	95	339	280
Net income	519	458	421	566	286	389	383	1,398	1,058
Adjustments to reconcile net income to core earnings:
Net realized losses, excluded from core earnings, before tax	29	43	19	1	95	194	93	91	382
Integration and other non-recurring M&A costs, before tax [2]	1	2	—	3	3	4	3	3	10
Income tax benefit [3]	(7)	(10)	(4)	(8)	(21)	(43)	(23)	(21)	(87)
Core earnings	$542	$493	$436	$562	$363	$544	$456	$1,471	$1,363
[1]Refer to [1] on page 8 for information about catastrophe losses related to Hurricane Ian for the three months ended September 30, 2022.
[2]Includes Navigators Group integration costs.
[3]Primarily represents federal income tax benefit related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Workers’ compensation	$(61)	$(52)	$(61)	$(61)	$(58)	$(40)	$(45)	$(174)	$(143)
Workers' compensation discount accretion	10	11	11	9	9	9	9	32	27
General liability	11	16	12	23	—	(10)	12	39	2
Marine	—	(2)	1	—	5	(3)	—	(1)	2
Package business	(10)	(3)	(5)	(4)	(11)	(13)	(11)	(18)	(35)
Commercial property	2	(5)	5	6	4	(6)	(15)	2	(17)
Professional liability	—	(3)	—	(2)	—	(9)	—	(3)	(9)
Bond	—	12	—	(28)	—	(4)	—	12	(4)
Assumed reinsurance	2	15	2	7	—	—	12	19	12
Automobile liability	—	6	—	15	11	12	—	6	23
Catastrophes	—	(40)	—	(29)	(2)	(26)	(3)	(40)	(31)
Uncollectible reinsurance	(2)	4	5	—	(1)	—	—	7	(1)
Other reserve re-estimates	2	3	7	(4)	1	2	8	12	11
Total prior accident year development	$(46)	$(38)	$(23)	$(68)	$(42)	$(88)	$(33)	$(107)	$(163)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
UNDERWRITING GAIN	$290	$254	$202	$304	$153	$333	$242	$746	$728
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	56.6	56.8	56.5	55.7	57.5	56.1	56.1	56.6	56.6
Current accident year catastrophes	3.9	4.3	5.0	4.1	6.6	2.6	3.3	4.4	4.2
Prior accident year development	(1.6)	(1.3)	(0.8)	(2.5)	(1.6)	(3.4)	(1.3)	(1.2)	(2.1)
Total losses and loss adjustment expenses	58.9	59.7	60.7	57.4	62.6	55.3	58.0	59.7	58.7
Expenses [1]	30.7	31.3	31.7	31.3	31.5	31.7	31.9	31.2	31.7
Policyholder dividends	0.5	0.2	0.3	0.3	0.3	0.3	0.3	0.4	0.3
Combined ratio	90.2	91.2	92.7	89.0	94.3	87.3	90.3	91.3	90.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(2.3)	(3.0)	(4.2)	(1.6)	(5.0)	0.8	(2.0)	(3.2)	(2.1)
Underlying combined ratio	87.8	88.3	88.5	87.4	89.3	88.1	88.3	88.2	88.6

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	87.7	90.8	90.8	89.4	89.3	85.2	82.9	89.7	85.9
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.2)	(5.7)	(6.2)	(6.3)	(5.3)	(3.0)	(1.9)	(5.0)	(3.4)
Prior accident year development	5.2	4.5	4.9	4.5	4.4	4.7	4.9	4.9	4.7
Underlying combined ratio	89.7	89.7	89.5	87.5	88.5	86.9	85.9	89.6	87.1
MIDDLE & LARGE COMMERCIAL
Combined ratio	94.5	93.6	97.6	91.8	100.7	95.6	94.6	95.2	97.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(4.5)	(3.8)	(5.0)	(3.1)	(6.6)	(2.0)	(2.3)	(4.4)	(3.7)
Prior accident year development	(1.8)	(1.1)	(2.7)	1.5	(0.4)	(0.8)	(0.9)	(1.9)	(0.7)
Underlying combined ratio	88.1	88.7	89.9	90.2	93.7	92.9	91.5	88.9	92.7
GLOBAL SPECIALTY
Combined ratio	88.9	87.3	88.7	84.1	94.2	85.0	96.9	88.3	91.9
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(4.3)	(2.6)	(3.1)	(1.9)	(9.0)	(2.8)	(6.9)	(3.3)	(6.2)
Prior accident year development	(0.3)	0.3	(0.4)	0.7	(0.6)	0.9	(1.8)	(0.1)	(0.5)
Underlying combined ratio	84.3	85.0	85.2	83.0	84.5	83.1	88.2	84.8	85.2
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
WRITTEN PREMIUMS
Small Commercial	$1,228	$1,266	$1,319	$1,130	$1,131	$1,145	$1,180	$3,813	$3,456
Middle & Large Commercial	1,031	1,013	935	911	979	907	853	2,979	2,739
Middle Market	900	881	796	773	856	785	724	2,577	2,365
National Accounts and Other	131	132	139	138	123	122	129	402	374
Global Specialty [1]	730	885	842	681	659	772	764	2,457	2,195
U.S.	500	551	468	466	466	516	466	1,519	1,448
International	96	121	99	110	92	103	91	316	286
Global Re	134	213	275	105	101	153	207	622	461
Other	14	13	13	11	11	12	12	40	35
Total	$3,003	$3,177	$3,109	$2,733	$2,780	$2,836	$2,809	$9,289	$8,425
EARNED PREMIUMS
Small Commercial	$1,221	$1,190	$1,139	$1,147	$1,117	$1,081	$1,034	$3,550	$3,232
Middle & Large Commercial	955	948	914	915	896	855	828	2,817	2,579
Middle Market	829	806	785	788	774	733	717	2,420	2,224
National Accounts and Other	126	142	129	127	122	122	111	397	355
Global Specialty [1]	761	735	700	695	678	666	613	2,196	1,957
U.S.	501	484	463	472	460	450	426	1,448	1,336
International	104	108	99	93	99	98	87	311	284
Global Re	156	143	138	130	119	118	100	437	337
Other	14	13	13	10	12	13	11	40	36
Total	$2,951	$2,886	$2,766	$2,767	$2,703	$2,615	$2,486	$8,603	$7,804

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$220	$237	$242	$191	$190	$201	$186	$699	$577
Renewal Written Price Increases	4.5%	4.3%	3.9%	4.7%	4.0%	3.4%	3.1%	4.2%	3.5%
Policy Count Retention	85%	85%	86%	86%	86%	85%	86%	85%	86%
Policies in Force (in thousands)	1,479	1,461	1,439	1,421	1,411	1,395	1,378
Middle Market [2]
Net New Business Premium	$137	$164	$148	$131	$150	$130	$120	$449	$400
Renewal Written Price Increases	7.6%	7.4%	6.6%	6.2%	6.1%	5.1%	5.0%	7.2%	5.4%
Premium Retention	82%	83%	82%	83%	84%	82%	82%	83%	83%
Global Specialty
Gross New Business Premium [3]	$216	$246	$191	$192	$201	$226	$206	$653	$633
Renewal Written Price Increases [4]	3.9%	5.1%	3.7%	4.5%	4.3%	6.6%	9.3%	4.3%	6.7%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures. International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[3]Excludes Global Re and is before ceded reinsurance.
[4]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Written premiums	$869	$802	$747	$695	$803	$756	$707	$2,418	$2,266
Change in unearned premium reserve	85	42	8	(59)	54	30	(13)	135	71
Earned premiums	784	760	739	754	749	726	720	2,283	2,195
Fee income	7	7	8	7	8	7	8	22	23
Losses and loss adjustment expenses
Current accident year before catastrophes	586	578	521	539	515	477	438	1,685	1,430
Current accident year catastrophes [1]	69	103	47	21	114	56	17	219	187
Prior accident year development	1	(3)	20	1	(11)	—	(3)	18	(14)
Total losses and loss adjustment expenses	656	678	588	561	618	533	452	1,922	1,603
Amortization of DAC	58	57	58	58	57	56	57	173	170
Underwriting expenses	138	145	145	135	153	157	149	428	459
Amortization of other intangible assets	1	—	1	—	1	—	1	2	2
Underwriting gain (loss)	(62)	(113)	(45)	7	(72)	(13)	69	(220)	(16)
Net investment income	47	34	38	41	31	35	33	119	99
Net realized gains (losses)	(5)	(5)	(1)	3	(11)	(18)	(9)	(11)	(38)
Net servicing and other income (expense)	3	7	6	4	6	3	4	16	13
Income (loss) before income taxes	(17)	(77)	(2)	55	(46)	7	97	(96)	58
Income tax expense (benefit)	(5)	(17)	(1)	11	(10)	1	20	(23)	11
Net income (loss)	(12)	(60)	(1)	44	(36)	6	77	(73)	47
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	5	4	1	(3)	10	19	9	10	38
Income tax expense (benefit) [2]	(1)	(1)	—	1	(2)	(4)	(2)	(2)	(8)
Core earnings (loss)	$(8)	$(57)	$—	$42	$(28)	$21	$84	$(65)	$77
[1]Refer to [1] on page 8 for information about catastrophe losses related to Hurricane Ian.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Automobile liability	$—	$—	$—	$—	$(9)	$—	$(5)	$—	$(14)
Homeowners	—	2	(1)	1	(2)	—	—	1	(2)
Catastrophes	—	(4)	—	(1)	—	(1)	—	(4)	(1)
Uncollectible reinsurance	1	—	—	—	(2)	—	—	1	(2)
Other reserve re-estimates, net [1]	—	(1)	21	1	2	1	2	20	5
Total prior accident year development	$1	$(3)	$20	$1	$(11)	$—	$(3)	$18	$(14)
[1]Other reserve re-estimates, net for the nine months ended September 30, 2023 includes a $22 increase in automobile physical damage reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
UNDERWRITING GAIN (LOSS)	$(62)	$(113)	$(45)	$7	$(72)	$(13)	$69	$(220)	$(16)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	74.7	76.1	70.5	71.5	68.8	65.7	60.8	73.8	65.1
Current accident year catastrophes	8.8	13.6	6.4	2.8	15.2	7.7	2.4	9.6	8.5
Prior accident year development	0.1	(0.4)	2.7	0.1	(1.5)	—	(0.4)	0.8	(0.6)
Total losses and loss adjustment expenses	83.7	89.2	79.6	74.4	82.5	73.4	62.8	84.2	73.0
Expenses	24.2	25.7	26.5	24.7	27.1	28.4	27.6	25.4	27.7
Combined ratio	107.9	114.9	106.1	99.1	109.6	101.8	90.4	109.6	100.7
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(8.9)	(13.2)	(9.1)	(2.9)	(13.7)	(7.7)	(2.0)	(10.4)	(7.9)
Underlying combined ratio	99.0	101.7	97.0	96.2	95.9	94.1	88.5	99.3	92.8
PRODUCT
Automobile
Combined ratio	110.8	116.4	110.2	108.6	113.2	101.2	92.8	112.5	102.6
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(2.3)	(3.8)	(1.1)	(0.1)	(11.9)	(1.4)	(0.3)	(2.4)	(4.7)
Prior accident year development	—	(0.8)	(4.0)	0.3	1.4	0.2	0.9	(1.5)	0.8
Underlying combined ratio	108.5	111.8	105.1	108.9	102.6	100.0	93.3	108.5	98.7
Homeowners
Combined ratio	101.4	115.1	96.8	78.1	102.6	103.1	85.2	104.5	97.0
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(23.1)	(35.5)	(17.8)	(8.8)	(22.6)	(21.2)	(7.0)	(25.5)	(17.0)
Prior accident year development	(0.3)	(0.1)	(0.1)	(1.0)	0.4	0.1	(0.8)	(0.1)	(0.1)
Underlying combined ratio	78.1	79.6	78.9	68.3	80.4	82.0	77.4	78.8	79.9

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$754	$698	$648	$596	$698	$655	$610	$2,100	$1,963
AARP Agency	57	52	50	50	50	50	48	159	148
Other Agency	53	48	44	44	48	46	43	145	137
Other	5	4	5	5	7	5	6	14	18
Total	$869	$802	$747	$695	$803	$756	$707	$2,418	$2,266
EARNED PREMIUMS
AARP Direct	$681	$659	$640	$653	$645	$625	$617	$1,980	$1,887
AARP Agency	50	51	49	50	50	50	50	150	150
Other Agency	47	45	45	45	46	46	47	137	139
Other	6	5	5	6	8	5	6	16	19
Total	$784	$760	$739	$754	$749	$726	$720	$2,283	$2,195
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$596	$543	$529	$473	$541	$509	$497	$1,668	$1,547
Homeowners	273	259	218	222	262	247	210	750	719
Total	$869	$802	$747	$695	$803	$756	$707	$2,418	$2,266
EARNED PREMIUMS
Automobile	$541	$523	$509	$519	$516	$497	$493	$1,573	$1,506
Homeowners	243	237	230	235	233	229	227	710	689
Total	$784	$760	$739	$754	$749	$726	$720	$2,283	$2,195

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Net New Business Premium
Automobile	$61	$52	$46	$41	$71	$57	$58	$159	$186
Homeowners	$25	$22	$21	$18	$22	$19	$15	$68	$56
Renewal Written Price Increases
Automobile	19.7%	13.7%	9.9%	6.2%	5.0%	4.0%	2.9%	14.6%	4.0%
Homeowners	14.1%	14.4%	13.9%	13.3%	11.8%	9.0%	8.8%	14.1%	9.9%
Policy Count Retention
Automobile	85%	86%	85%	85%	85%	84%	84%	85%	84%
Homeowners	84%	84%	84%	84%	84%	84%	84%	84%	84%
Policies in Force (in thousands)
Automobile	1,270	1,287	1,305	1,323	1,331	1,315	1,315
Homeowners	712	723	731	740	749	756	765

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Losses and loss adjustment expenses
Prior accident year development	$2	$2	$3	$250	$—	$30	$—	$7	$30
Total losses and loss adjustment expenses	2	2	3	250	—	30	—	7	30
Underwriting expenses	3	2	3	2	2	2	3	8	7
Underwriting loss	(5)	(4)	(6)	(252)	(2)	(32)	(3)	(15)	(37)
Net investment income	18	17	16	17	14	16	16	51	46
Net realized gains (losses)	(2)	(1)	(3)	1	(4)	(9)	(4)	(6)	(17)
Income (loss) before income taxes	11	12	7	(234)	8	(25)	9	30	(8)
Income tax expense (benefit)	2	3	1	(50)	2	(5)	1	6	(2)
Net income (loss)	9	9	6	(184)	6	(20)	8	24	(6)
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	1	1	3	(1)	4	9	4	5	17
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	229	—	—	—	—	—
Income tax benefit [1]	1	—	(1)	(49)	—	(2)	(1)	—	(3)
Core earnings (loss)	$11	$10	$8	$(5)	$10	$(13)	$11	$29	$8
[1]Represents federal income tax benefit related to before tax items not included in core earnings (loss).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Earned premiums	$1,575	$1,574	$1,558	$1,498	$1,458	$1,469	$1,445	$4,707	$4,372
Fee income	54	56	51	48	46	48	45	161	139
Net investment income	121	113	110	154	117	130	123	344	370
Net realized gains (losses)	(31)	(19)	5	1	(37)	(70)	(16)	(45)	(123)
Total revenues	1,719	1,724	1,724	1,701	1,584	1,577	1,597	5,167	4,758
Benefits, losses and loss adjustment expenses	1,146	1,175	1,210	1,135	1,096	1,063	1,223	3,531	3,382
Amortization of DAC	8	9	9	7	8	9	9	26	26
Insurance operating costs and other expenses	372	381	380	371	364	365	367	1,133	1,096
Amortization of other intangible assets	10	10	10	10	10	10	10	30	30
Total benefits, losses and expenses	1,536	1,575	1,609	1,523	1,478	1,447	1,609	4,720	4,534
Income (loss) before income taxes	183	149	115	178	106	130	(12)	447	224
Income tax expense (benefit)	37	28	23	35	20	24	(4)	88	40
Net income (loss) [1]	146	121	92	143	86	106	(8)	359	184
Adjustments to reconcile net income (loss) to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	28	16	(5)	(2)	38	70	16	39	124
Integration and other non-recurring M&A costs, before tax	1	—	2	2	2	2	2	3	6
Income tax expense (benefit) [2]	(5)	(4)	1	1	(9)	(15)	(4)	(8)	(28)
Core earnings [1]	$170	$133	$90	$144	$117	$163	$6	$393	$286
Margin
Net income margin	8.5%	7.0%	5.3%	8.4%	5.4%	6.7%	(0.5%)	6.9%	3.9%
Core earnings margin*	9.8%	7.6%	5.2%	8.5%	7.2%	9.9%	0.4%	7.6%	5.9%
ROE
Net income available to common stockholders [3]	15.9%	13.0%	11.9%	8.3%	5.3%	3.4%	5.1%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1.3%	1.5%	3.1%	3.6%	1.6%	0.1%	(2.6%)
Integration and other non-recurring M&A costs, before tax	0.2%	0.2%	0.2%	0.2%	0.2%	0.2%	0.2%
Income tax expense (benefit) [2]	(0.2%)	(0.4%)	(0.7%)	(0.8%)	(0.4%)	—%	0.5%
Impact of AOCI, excluded from core earnings ROE	(3.4%)	(1.8%)	(0.9%)	(0.3%)	(0.1%)	0.1%	0.3%
Core earnings [3]	13.8%	12.5%	13.6%	11.0%	6.6%	3.8%	3.5%
[1]Adopting LDTI resulted in an after tax increase (decrease) to net income and core earnings of $3, $0, $2 and $(2) for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
PREMIUMS
Fully insured ongoing premiums
Group disability	$827	$822	$814	$805	$772	$780	$754	$2,463	$2,306
Group life	640	650	643	604	593	599	597	1,933	1,789
Other [1]	102	102	100	89	88	90	87	304	265
Total fully insured ongoing premiums	1,569	1,574	1,557	1,498	1,453	1,469	1,438	4,700	4,360
Total buyouts [2]	6	—	1	—	5	—	7	7	12
Total premiums	$1,575	$1,574	$1,558	$1,498	$1,458	$1,469	$1,445	$4,707	$4,372
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$83	$77	$209	$67	$51	$123	$222	$369	$396
Group life	45	60	227	21	41	70	125	332	236
Other [1]	15	14	38	14	14	11	42	67	67
Total fully insured ongoing sales	143	151	474	102	106	204	389	768	699
Total buyouts [2]	6	—	1	—	5	—	7	7	12
Total sales	$149	$151	$475	$102	$111	$204	$396	$775	$711
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	67.3%	67.0%	70.4%	65.5%	68.4%	66.3%	73.2%	68.2%	69.3%
Group life loss ratio	80.2%	84.1%	86.7%	89.1%	83.1%	78.6%	98.7%	83.7%	86.8%
Total loss ratio	70.2%	72.1%	75.2%	73.4%	72.8%	70.1%	82.0%	72.5%	74.9%
Expense ratio [3]	24.0%	24.5%	24.7%	25.0%	25.4%	25.2%	25.9%	24.4%	25.5%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.
[3]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Investment management fees	$189	$186	$182	$183	$190	$198	$216	$557	$604
Shareowner servicing fees	21	21	21	21	21	23	25	63	69
Other revenue	42	41	41	41	45	43	47	124	135
Net realized gains (losses)	(4)	1	5	7	(9)	(13)	(9)	2	(31)
Total revenues	248	249	249	252	247	251	279	746	777
Sub-advisory expense	67	66	65	65	68	71	78	198	217
Employee compensation and benefits	28	29	34	29	27	31	36	91	94
Distribution and service	73	73	73	72	75	81	87	219	243
General, administrative and other	27	24	26	29	25	24	28	77	77
Total expenses	195	192	198	195	195	207	229	585	631
Income before income taxes	53	57	51	57	52	44	50	161	146
Income tax expense	12	12	10	12	11	10	8	34	29
Net income	41	45	41	45	41	34	42	127	117
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	4	(1)	(5)	(7)	9	13	9	(2)	31
Income tax expense (benefit) [1]	—	—	1	1	(3)	(3)	(1)	1	(7)
Core earnings	$45	$44	$37	$39	$47	$44	$50	$126	$141
Daily average Hartford Funds AUM	$128,786	$127,540	$127,084	$124,087	$129,782	$136,841	$150,131	$127,810	$138,843
Return on assets (bps, net of tax) [2]
Net income	12.7	14.1	12.9	14.5	12.6	9.9	11.2	13.2	11.2
Core earnings*	14.0	13.8	11.6	12.6	14.5	12.9	13.3	13.1	13.5
ROE
Net income available to common stockholders [3]	44.9%	44.9%	42.7%	42.4%	48.2%	51.9%	58.0%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains) excluded from core earnings, before tax	(2.4%)	(1.1%)	2.7%	6.5%	7.8%	6.0%	2.0%
Income tax expense (benefit) [1]	0.5%	(0.3%)	(1.1%)	(1.6%)	(1.7%)	(1.1%)	—%
Impact of AOCI, excluded from core earnings ROE	(2.5%)	(1.9%)	(1.5%)	(1.2%)	(1.5%)	(0.9%)	(0.6%)
Core earnings [3]	40.5%	41.6%	42.8%	46.1%	52.8%	55.9%	59.4%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Equity Funds
Beginning balance	$78,951	$76,132	$73,782	$69,128	$74,891	$89,282	$95,703	$73,782	$95,703
Sales	3,096	3,447	4,202	4,200	4,257	5,631	6,856	10,745	16,744
Redemptions	(4,366)	(4,145)	(5,221)	(6,505)	(5,178)	(6,795)	(6,965)	(13,732)	(18,938)
Net flows	(1,270)	(698)	(1,019)	(2,305)	(921)	(1,164)	(109)	(2,987)	(2,194)
Change in market value and other	(3,375)	3,517	3,369	6,959	(4,842)	(13,227)	(6,312)	3,511	(24,381)
Ending balance	$74,306	$78,951	$76,132	$73,782	$69,128	$74,891	$89,282	$74,306	$69,128
Fixed Income Funds
Beginning balance	$16,149	$16,399	$15,861	$16,018	$17,388	$18,889	$20,113	$15,861	$20,113
Sales	1,160	1,216	1,521	1,852	1,084	1,736	1,900	3,897	4,720
Redemptions	(1,127)	(1,468)	(1,372)	(2,471)	(2,071)	(2,306)	(2,254)	(3,967)	(6,631)
Net flows	33	(252)	149	(619)	(987)	(570)	(354)	(70)	(1,911)
Change in market value and other	(241)	2	389	462	(383)	(931)	(870)	150	(2,184)
Ending balance	$15,941	$16,149	$16,399	$15,861	$16,018	$17,388	$18,889	$15,941	$16,018
Multi-Strategy Investments Funds [1]
Beginning balance	$19,764	$19,941	$19,975	$19,028	$20,362	$22,603	$23,610	$19,975	$23,610
Sales	354	402	516	530	467	598	722	1,272	1,787
Redemptions	(968)	(918)	(892)	(959)	(810)	(841)	(826)	(2,778)	(2,477)
Net flows	(614)	(516)	(376)	(429)	(343)	(243)	(104)	(1,506)	(690)
Change in market value and other	(577)	339	342	1,376	(991)	(1,998)	(903)	104	(3,892)
Ending balance	$18,573	$19,764	$19,941	$19,975	$19,028	$20,362	$22,603	$18,573	$19,028
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$3,243	$3,036	$2,854	$2,590	$2,765	$3,211	$3,206	$2,854	$3,206
Net flows	222	210	67	60	28	(34)	143	499	137
Change in market value and other	(103)	(3)	115	204	(203)	(412)	(138)	9	(753)
Ending balance	$3,362	$3,243	$3,036	$2,854	$2,590	$2,765	$3,211	$3,362	$2,590
Mutual Fund and ETF AUM
Beginning balance	$118,107	$115,508	$112,472	$106,764	$115,406	$133,985	$142,632	$112,472	$142,632
Sales - mutual fund	4,610	5,065	6,239	6,582	5,808	7,965	9,478	15,914	23,251
Redemptions - mutual fund	(6,461)	(6,531)	(7,485)	(9,935)	(8,059)	(9,942)	(10,045)	(20,477)	(28,046)
Net flows - ETF	222	210	67	60	28	(34)	143	499	137
Net flows - mutual fund and ETF	(1,629)	(1,256)	(1,179)	(3,293)	(2,223)	(2,011)	(424)	(4,064)	(4,658)
Change in market value and other	(4,296)	3,855	4,215	9,001	(6,419)	(16,568)	(8,223)	3,774	(31,210)
Ending balance	112,182	118,107	115,508	112,472	106,764	115,406	133,985	112,182	106,764
Third-party life and annuity separate account AUM	11,011	11,799	11,672	11,635	11,063	11,992	14,061	11,011	11,063
Hartford Funds AUM	$123,193	$129,906	$127,180	$124,107	$117,827	$127,398	$148,046	$123,193	$117,827
[1]Includes balanced, allocation, and alternative investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Fee income [1]	$10	$11	$9	$12	$11	$13	$13	$30	$37
Other revenue	1	—	1	—	—	—	1	2	1
Net investment income	12	8	10	13	7	3	3	30	13
Net realized gains (losses)	(10)	11	6	11	(10)	(30)	(16)	7	(56)
Total revenues (losses)	13	30	26	36	8	(14)	1	69	(5)
Benefits, losses and loss adjustment expenses [2]	1	2	2	3	1	2	2	5	5
Insurance operating costs and other expenses [1][3]	27	11	13	13	12	23	13	51	48
Interest expense	50	50	50	50	50	51	62	150	163
Restructuring and other costs	1	3	—	3	3	2	5	4	10
Total expenses	79	66	65	69	66	78	82	210	226
Loss before income taxes	(66)	(36)	(39)	(33)	(58)	(92)	(81)	(141)	(231)
Income tax benefit	(14)	(10)	(15)	(11)	(15)	(21)	(22)	(39)	(58)
Net loss [4]	(52)	(26)	(24)	(22)	(43)	(71)	(59)	(102)	(173)
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net loss available to common stockholders	(58)	(31)	(29)	(27)	(49)	(76)	(64)	(118)	(189)
Adjustments to reconcile net loss available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	9	(10)	(6)	(10)	10	31	15	(7)	56
Restructuring and other costs, before tax	1	3	—	3	3	2	5	4	10
Loss on extinguishment of debt, before tax	—	—	—	—	—	9	—	—	9
Income tax expense (benefit) [5]	(4)	3	—	1	(1)	(9)	(4)	(1)	(14)
Core loss [4]	$(52)	$(35)	$(35)	$(33)	$(37)	$(43)	$(48)	$(122)	$(128)
[1]Includes investment management fees and expenses related to managing third-party business.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Insurance operating costs and other expenses for the three and nine months ended September 30, 2023, includes a $14 capital-based state tax expense covering several years recorded in the 2023 period related to recently released guidance, and for the nine months ended September 30, 2022, includes a $9 loss on extinguishment of debt related to The Hartford's redemption of its 7.875% junior subordinated loans on April 15, 2022.
[4]Adopting LDTI resulted in an after tax decrease to net loss and core loss of $1 for the three months ended September 30, 2022. There were no impacts to the other periods presented in the table above.
[5]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$433	$411	$395	$365	$323	$290	$275	$1,239	$888
Tax-exempt	47	49	50	51	53	56	56	146	165
Total fixed maturities	480	460	445	416	376	346	331	1,385	1,053
Equity securities	9	9	13	17	15	13	12	31	40
Mortgage loans	59	58	57	55	53	53	50	174	156
Limited partnerships and other alternative investments [2]	72	32	26	169	62	158	126	130	346
Other [3]	(1)	4	(2)	4	(1)	(7)	9	1	1
Subtotal	619	563	539	661	505	563	528	1,721	1,596
Investment expense	(22)	(23)	(24)	(21)	(18)	(22)	(19)	(69)	(59)
Total net investment income	$597	$540	$515	$640	$487	$541	$509	$1,652	$1,537
Annualized investment yield, before tax [4]	4.2%	3.9%	3.7%	4.6%	3.5%	3.9%	3.6%	3.9%	3.7%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.3%	2.9%	2.5%	16.8%	6.3%	17.3%	14.6%	4.0%	13.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	4.1%	4.0%	3.8%	3.7%	3.3%	3.0%	2.9%	3.9%	3.1%
Annualized investment yield, net of tax [4]	3.4%	3.1%	3.0%	3.7%	2.8%	3.2%	2.9%	3.2%	3.0%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.3%	3.2%	3.0%	3.0%	2.7%	2.4%	2.4%	3.2%	2.5%
Average reinvestment rate [5]	6.0%	5.3%	5.8%	6.0%	4.9%	4.5%	3.3%	5.7%	4.1%
Average sales/maturities yield [6]	4.5%	4.1%	4.2%	4.2%	3.7%	3.6%	3.0%	4.2%	3.4%
Portfolio duration (in years) [7]	4.1	4.0	4.0	4.0	4.0	4.3	4.4	4.1	4.0
[1]Includes income on short-term investments.
[2]Within Property & Casualty, other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity funds and fixed income.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$333	$316	$304	$276	$243	$219	$207	$953	$669
Tax-exempt	34	37	37	38	40	43	41	108	124
Total fixed maturities	367	353	341	314	283	262	248	1,061	793
Equity securities	6	7	9	9	10	10	9	22	29
Mortgage loans	43	42	41	39	38	38	36	126	112
Limited partnerships and other alternative investments [2]	60	26	21	119	44	123	97	107	264
Other [3]	—	5	(2)	4	(2)	(9)	6	3	(5)
Subtotal	476	433	410	485	373	424	396	1,319	1,193
Investment expense	(16)	(18)	(18)	(16)	(13)	(17)	(14)	(52)	(44)
Total net investment income	$460	$415	$392	$469	$360	$407	$382	$1,267	$1,149
Annualized investment yield, before tax [4]	4.3%	3.9%	3.6%	4.4%	3.4%	3.9%	3.7%	3.9%	3.7%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.7%	3.0%	2.5%	14.8%	5.7%	16.7%	14.1%	4.2%	12.4%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.0%	4.0%	3.7%	3.6%	3.3%	2.9%	2.9%	3.9%	3.0%
Annualized investment yield, net of tax [4]	3.5%	3.1%	3.0%	3.6%	2.7%	3.1%	3.0%	3.2%	3.0%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.2%	3.2%	3.0%	2.9%	2.6%	2.4%	2.4%	3.2%	2.5%
Average reinvestment rate [5]	6.0%	5.3%	5.8%	6.1%	4.9%	4.4%	3.2%	5.7%	4.0%
Average sales/maturities yield [6]	4.5%	4.1%	4.2%	4.1%	3.7%	3.6%	2.9%	4.2%	3.4%
Portfolio duration (in years) [7]	3.9	3.8	3.9	3.8	3.9	4.2	4.3	3.9	3.9
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$86	$85	$81	$79	$75	$69	$67	$252	$211
Tax-exempt	10	11	12	12	11	12	13	33	36
Total fixed maturities	96	96	93	91	86	81	80	285	247
Equity securities	3	1	2	2	3	2	2	6	7
Mortgage loans	16	16	16	16	15	15	14	48	44
Limited partnerships and other alternative investments [2]	12	6	5	50	18	35	29	23	82
Other [3]	—	(1)	—	—	—	2	3	(1)	5
Subtotal	127	118	116	159	122	135	128	361	385
Investment expense	(6)	(5)	(6)	(5)	(5)	(5)	(5)	(17)	(15)
Total net investment income	$121	$113	$110	$154	$117	$130	$123	$344	$370
Annualized investment yield, before tax [4]	4.1%	3.9%	3.8%	5.3%	4.0%	4.4%	4.2%	3.9%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	4.8%	2.5%	2.5%	24.5%	8.7%	19.4%	16.7%	3.3%	15.4%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.1%	4.0%	3.9%	3.8%	3.6%	3.4%	3.4%	4.0%	3.5%
Annualized investment yield, net of tax [4]	3.3%	3.1%	3.0%	4.2%	3.2%	3.6%	3.4%	3.2%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.3%	3.2%	3.1%	3.1%	2.9%	2.8%	2.8%	3.2%	2.8%
Average reinvestment rate [5]	5.9%	5.3%	6.0%	5.9%	4.8%	4.7%	3.6%	5.7%	4.4%
Average sales/maturities yield [6]	4.8%	4.3%	4.4%	4.3%	4.0%	3.8%	3.3%	4.5%	3.7%
Portfolio duration (in years) [7]	5.1	4.9	4.8	4.8	4.8	5.0	5.2	5.1	4.8
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income by Segment	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net Investment Income
Commercial Lines	$395	$364	$338	$411	$315	$356	$333	$1,097	$1,004
Personal Lines	47	34	38	41	31	35	33	119	99
P&C Other Operations	18	17	16	17	14	16	16	51	46
Total Property & Casualty	460	415	392	469	360	407	382	1,267	1,149
Group Benefits	121	113	110	154	117	130	123	344	370
Hartford Funds	4	4	3	4	3	1	1	11	5
Corporate	12	8	10	13	7	3	3	30	13
Total net investment income by segment	$597	$540	$515	$640	$487	$541	$509	$1,652	$1,537

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income from Limited Partnerships and Other Alternative Investments	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Total Property & Casualty	$60	$26	$21	$119	$44	$123	$97	$107	$264
Group Benefits	12	6	5	50	18	35	29	23	82
Total net investment income from limited partnerships and other alternative investments [1]	$72	$32	$26	$169	$62	$158	$126	$130	$346
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$6	$3	$17	$3	$16	$15	$23	$26	$54
Gross losses on sales of fixed maturities	(27)	(21)	(39)	(59)	(81)	(80)	(95)	(87)	(256)
Equity securities [1]	(13)	10	35	101	(81)	(262)	(107)	32	(450)
Net credit losses on fixed maturities, AFS	(5)	(3)	(5)	(3)	(3)	—	(12)	(13)	(15)
Change in ACL on mortgage loans	(5)	(5)	—	—	—	(5)	(2)	(10)	(7)
Intent-to-sell impairments	—	—	—	(1)	(2)	—	(3)	—	(5)
Other net gains (losses) [2]	(46)	(48)	(15)	(19)	(15)	(6)	51	(109)	30
Total net realized gains (losses)	(90)	(64)	(7)	22	(166)	(338)	(145)	(161)	(649)
Net realized losses (gains), included in core earnings, before tax [3]	14	11	—	—	—	2	(1)	25	1
Total net gains (losses) excluded from core earnings, before tax	(76)	(53)	(7)	22	(166)	(336)	(146)	(136)	(648)
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	15	10	3	4	34	73	29	28	136
Total net realized gains (losses) excluded from core earnings, after tax	$(61)	$(43)	$(4)	$26	$(132)	$(263)	$(117)	$(108)	$(512)
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and commodity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.
[3]Represents net periodic settlements on credit derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Sept 30 2023		Jun 30 2023		Mar 31 2023		Dec 31 2022		Sept 30 2022
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent
Total investments	$53,320	100.0%	$52,668	100.0%	$53,667	100.0%	$52,560	100.0%	$50,661	100.0%
Asset-backed securities	$3,130	8.2%	$2,685	7.2%	$2,181	5.8%	$1,941	5.4%	$1,892	5.3%
Collateralized loan obligations	3,043	8.0%	2,981	8.0%	3,013	8.0%	2,941	8.1%	2,919	8.2%
Commercial mortgage-backed securities	3,124	8.2%	3,227	8.6%	3,329	8.9%	3,368	9.3%	3,278	9.2%
Corporate	16,651	43.9%	16,096	42.9%	16,210	43.3%	15,233	42.0%	14,888	41.7%
Foreign government/government agencies	567	1.5%	539	1.4%	549	1.5%	547	1.5%	584	1.6%
Municipal	5,686	15.0%	6,226	16.6%	6,365	17.0%	6,296	17.4%	6,197	17.3%
Residential mortgage-backed securities	3,827	10.1%	3,729	9.9%	3,737	10.0%	3,708	10.2%	3,724	10.4%
U.S. Treasuries	1,934	5.1%	2,014	5.4%	2,060	5.5%	2,197	6.1%	2,235	6.3%
Total fixed maturities, AFS [2]	$37,962	100.0%	$37,497	100.0%	$37,444	100.0%	$36,231	100.0%	$35,717	100.0%
U.S. government/government agencies	$4,747	12.5%	$4,790	12.8%	$4,904	13.1%	$5,025	13.9%	$5,018	14.0%
AAA	6,733	17.8%	6,752	18.0%	6,047	16.1%	5,824	16.1%	5,675	15.9%
AA	6,959	18.3%	6,782	18.1%	6,879	18.4%	6,650	18.4%	6,465	18.1%
A	9,273	24.4%	9,295	24.8%	9,275	24.8%	8,968	24.7%	8,972	25.1%
BBB	8,561	22.6%	8,143	21.7%	8,559	22.9%	7,973	22.0%	7,732	21.7%
BB	1,115	2.9%	1,130	3.0%	1,189	3.2%	1,235	3.4%	1,333	3.8%
B	565	1.5%	595	1.6%	576	1.5%	535	1.5%	490	1.4%
CCC	8	—%	9	—%	14	—%	19	—%	16	—%
CC & below	1	—%	1	—%	1	—%	2	—%	16	—%
Total fixed maturities, AFS [2]	$37,962	100.0%	$37,497	100.0%	$37,444	100.0%	$36,231	100.0%	$35,717	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
SEPTEMBER 30, 2023

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$5,774	$5,312	10.0%
Technology and communications	2,436	2,177	4.1%
Consumer non-cyclical	2,310	2,104	3.9%
Utilities	2,161	1,912	3.6%
Capital goods	1,549	1,425	2.7%
Consumer cyclical	1,265	1,159	2.2%
Energy	1,227	1,123	2.1%
Basic industry	1,003	927	1.7%
Transportation	783	696	1.3%
Other	747	694	1.3%
Total	$19,255	$17,529	32.9%
Top Ten Exposures by Issuer [1]
Goldman Sachs Group Inc.	$377	$349	0.7%
Government of Canada	241	234	0.4%
NextEra Energy Inc.	219	203	0.4%
UBS Group AG	203	187	0.4%
Morgan Stanley	201	181	0.3%
Penske Corporation	175	169	0.3%
Eversource Energy	174	165	0.3%
Toronto Dominion Bank	183	163	0.3%
Philip Morris International Inc.	165	162	0.3%
HarbourVest Structured Solutions IV Holdings	158	157	0.3%
Total	$2,096	$1,970	3.7%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, and equity securities excluding exchange-traded mutual funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 95% of the Company's asbestos and environmental exposures, before considering losses ceded to the A&E ADC.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded funds are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party assets.
Certain operating and statistical measures for P&C Commercial Lines and Personal Lines have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, premium retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Commercial Lines represents the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Lines, renewal written price increases represents the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.
•Premium retention for middle and large commercial, represents the ratio of prior period premiums that were successfully renewed divided by premiums associated with policies available for renewal in the current period. Premium retention excludes premium amounts from annual audits, renewal written price increases and changes in exposure, including amount of insurance. Premium Retention statistics are subject to change from period to period based on a number of factors, including the effect of subsequent cancellations and non-renewals.
•Policies-in-force represents the number of policies with coverage in effect as of the end of the period. The number of policies in force is a growth measure used for Personal Lines and standard commercial lines (small commercial and middle market lines within middle & large commercial) and is affected by both new business growth and policy count retention.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses and, consistent with that definition, incurred losses arising from the Ukraine conflict have been accounted for as catastrophe losses. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.

The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net Income available to common stockholders per share	$2.12	$1.75	$1.69	$1.85	$1.04	$1.34	$1.32	$5.55	$3.70
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	0.25	0.17	0.02	(0.07)	0.52	1.03	0.44	0.44	1.98
Restructuring and other costs, before tax	—	0.01	—	0.01	0.01	0.01	0.02	0.01	0.03
Loss on extinguishment of debt, before tax	—	—	—	—	—	0.03	—	—	0.03
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.02	0.02	0.02	0.02	0.02	0.05
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	0.72	—	—	—	—	—
Income tax benefit on items excluded from core earnings	(0.06)	(0.04)	(0.01)	(0.17)	(0.12)	(0.24)	(0.12)	(0.10)	(0.45)
Core earnings per share	$2.32	$1.90	$1.71	$2.36	$1.47	$2.19	$1.68	$5.92	$5.34
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net Income available to common stockholders per diluted share	$2.09	$1.73	$1.66	$1.82	$1.02	$1.32	$1.30	$5.48	$3.65
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	0.25	0.17	0.02	(0.07)	0.51	1.01	0.43	0.43	1.95
Restructuring and other costs, before tax	—	0.01	—	0.01	0.01	0.01	0.01	0.01	0.03
Loss on extinguishment of debt, before tax	—	—	—	—	—	0.03	—	—	0.03
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.02	0.02	0.02	0.01	0.02	0.05
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	0.71	—	—	—	—	—
Income tax benefit on items excluded from core earnings	(0.06)	(0.04)	(0.01)	(0.17)	(0.11)	(0.23)	(0.09)	(0.10)	(0.44)
Core earnings per diluted share	$2.29	$1.88	$1.68	$2.32	$1.45	$2.16	$1.66	$5.84	$5.27
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022
Net income ROE	17.7%	14.4%	12.8%	11.7%	12.8%	13.1%	15.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses (gains) excluded from core earnings, before tax	0.9%	1.5%	3.3%	4.1%	2.9%	1.3%	(1.7%)
Restructuring and other costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	—%	—%
Loss on extinguishment of debt, before tax	—%	—%	0.1%	0.1%	0.1%	0.1%	—%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.2%	0.3%
Change in deferred gain on retroactive reinsurance, before tax	1.8%	1.7%	1.5%	1.5%	1.1%	1.3%	1.5%
Income tax benefit on items not included in core earnings	(0.6%)	(0.8%)	(1.1%)	(1.3%)	(0.9%)	(0.6%)	(0.1%)
Impact of AOCI, excluded from denominator of core earnings ROE	(5.1%)	(3.4%)	(2.5%)	(1.8%)	(1.9%)	(1.4%)	(0.7%)
Core earnings ROE	14.9%	13.6%	14.3%	14.5%	14.3%	14.0%	14.8%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 4.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net income	$516	$407	$426	$426	$256	$375	$468	$1,349	$1,099
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(460)	(415)	(392)	(469)	(360)	(407)	(382)	(1,267)	(1,149)
Net realized losses (gains)	45	57	23	(3)	110	225	104	125	439
Net servicing and other expense (income)	(5)	(7)	(6)	(2)	(3)	(2)	2	(18)	(3)
Income tax expense	127	95	100	107	76	97	116	322	289
Underwriting gain	223	137	151	59	79	288	308	511	675
Current accident year catastrophes	184	226	185	135	293	123	98	595	514
Prior accident year development	(43)	(39)	—	183	(53)	(58)	(36)	(82)	(147)
Underlying underwriting gain	$364	$324	$336	$377	$319	$353	$370	$1,024	$1,042
COMMERCIAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net income	$519	$458	$421	$566	$286	$389	$383	$1,398	$1,058
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(395)	(364)	(338)	(411)	(315)	(356)	(333)	(1,097)	(1,004)
Net realized losses	38	51	19	1	95	198	91	108	384
Other expense (income)	(2)	—	—	2	3	1	6	(2)	10
Income tax expense	130	109	100	146	84	101	95	339	280
Underwriting gain	290	254	202	304	153	333	242	746	728
Current accident year catastrophes	115	123	138	114	179	67	81	376	327
Prior accident year development	(46)	(38)	(23)	(68)	(42)	(88)	(33)	(107)	(163)
Underlying underwriting gain	$359	$339	$317	$350	$290	$312	$290	$1,015	$892

PERSONAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net income (loss)	$(12)	$(60)	$(1)	$44	$(36)	$6	$77	$(73)	$47
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net investment income	(47)	(34)	(38)	(41)	(31)	(35)	(33)	(119)	(99)
Net realized losses (gains)	5	5	1	(3)	11	18	9	11	38
Net servicing and other expense (income)	(3)	(7)	(6)	(4)	(6)	(3)	(4)	(16)	(13)
Income tax expense (benefit)	(5)	(17)	(1)	11	(10)	1	20	(23)	11
Underwriting gain (loss)	(62)	(113)	(45)	7	(72)	(13)	69	(220)	(16)
Current accident year catastrophes	69	103	47	21	114	56	17	219	187
Prior accident year development	1	(3)	20	1	(11)	—	(3)	18	(14)
Underlying underwriting gain (loss)	$8	$(13)	$22	$29	$31	$43	$83	$17	$157
P&C OTHER OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net income (loss)	$9	$9	$6	$(184)	$6	$(20)	$8	$24	$(6)
Adjustments to reconcile net income (loss) to underlying underwriting loss:
Net investment income	(18)	(17)	(16)	(17)	(14)	(16)	(16)	(51)	(46)
Net realized losses (gains)	2	1	3	(1)	4	9	4	6	17
Income tax expense (benefit)	2	3	1	(50)	2	(5)	1	6	(2)
Underwriting gain (loss)	(5)	(4)	(6)	(252)	(2)	(32)	(3)	(15)	(37)
Prior accident year development	2	2	3	250	—	30	—	7	30
Underlying underwriting loss	$(3)	$(2)	$(3)	$(2)	$(2)	$(2)	$(3)	$(8)	$(7)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Net income margin	8.5%	7.0%	5.3%	8.4%	5.4%	6.7%	(0.5)%	6.9%	3.9%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains), before tax	1.5%	0.8%	(0.3)%	(0.1)%	2.3%	4.1%	1.0%	0.8%	2.5%
Integration and other non-recurring M&A costs, before tax	0.1%	—%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Income tax expense (benefit)	(0.3)%	(0.2)%	0.1%	0.1%	(0.6)%	(1.0)%	(0.2)%	(0.2)%	(0.6)%
Core earnings margin	9.8%	7.6%	5.2%	8.5%	7.2%	9.9%	0.4%	7.6%	5.9%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Return on Assets ("ROA")	12.7	14.1	12.9	14.5	12.6	9.9	11.2	13.2	11.2
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	1.3	(0.3)	(1.6)	(2.2)	2.8	3.9	2.4	(0.2)	3.0
Effect of income tax expense (benefit)	—	—	0.3	0.3	(0.9)	(0.9)	(0.3)	0.1	(0.7)
Return on Assets ("ROA"), core earnings	14.0	13.8	11.6	12.6	14.5	12.9	13.3	13.1	13.5

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Total net investment income	$597	$540	$515	$640	$487	$541	$509	$1,652	$1,537
Adjustment for income from limited partnerships and other alternative investments	(72)	(32)	(26)	(169)	(62)	(158)	(126)	(130)	(346)
Net investment income excluding limited partnerships and other alternative investments	$525	$508	$489	$471	$425	$383	$383	$1,522	$1,191
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Total net investment income	$460	$415	$392	$469	$360	$407	$382	$1,267	$1,149
Adjustment for income from limited partnerships and other alternative investments	(60)	(26)	(21)	(119)	(44)	(123)	(97)	(107)	(264)
Net investment income excluding limited partnerships and other alternative investments	$400	$389	$371	$350	$316	$284	$285	$1,160	$885
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Total net investment income	$121	$113	$110	$154	$117	$130	$123	$344	$370
Adjustment for income from limited partnerships and other alternative investments	(12)	(6)	(5)	(50)	(18)	(35)	(29)	(23)	(82)
Net investment income excluding limited partnerships and other alternative investments	$109	$107	$105	$104	$99	$95	$94	$321	$288

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Annualized investment yield	4.2%	3.9%	3.7%	4.6%	3.5%	3.9%	3.6%	3.9%	3.7%
Adjustment for income from limited partnerships and other alternative investments	(0.1)%	0.1%	0.1%	(0.9)%	(0.2)%	(0.9)%	(0.7)%	—%	(0.6)%
Annualized investment yield excluding limited partnerships and other alternative investments	4.1%	4.0%	3.8%	3.7%	3.3%	3.0%	2.9%	3.9%	3.1%
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Annualized investment yield	4.3%	3.9%	3.6%	4.4%	3.4%	3.9%	3.7%	3.9%	3.7%
Adjustment for income from limited partnerships and other alternative investments	(0.3)%	0.1%	0.1%	(0.8)%	(0.1)%	(1.0)%	(0.8)%	—%	(0.7)%
Annualized investment yield excluding limited partnerships and other alternative investments	4.0%	4.0%	3.7%	3.6%	3.3%	2.9%	2.9%	3.9%	3.0%
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2023	Jun 30 2023	Mar 31 2023	Dec 31 2022	Sept 30 2022	Jun 30 2022	Mar 31 2022	Sept 30 2023	Sept 30 2022
Annualized investment yield	4.1%	3.9%	3.8%	5.3%	4.0%	4.4%	4.2%	3.9%	4.2%
Adjustment for income from limited partnerships and other alternative investments	—%	0.1%	0.1%	(1.5)%	(0.4)%	(1.0)%	(0.8)%	0.1%	(0.7)%
Annualized investment yield excluding limited partnerships and other alternative investments	4.1%	4.0%	3.9%	3.8%	3.6%	3.4%	3.4%	4.0%	3.5%